Exhibit 10.13

LA APPAREL MART - OFFICE LEASE

1. PARTIES. This lease, dated, for reference purposes only, 08/23/24, is made by and between LA APPAREL MART L.L.C. (herein called :Lessor:) and JAMES R. HART SUITE #0515 (herein called “Lessee”).

2. PREMISES. Lessor hereby leases to lessee. and Lessee leases from Lessor for the term. at the rental. and upon all of the conditions set forth herein, that certain real property situated in the City and County of Los Angeles, State of California, commonly known as Suite #0515 as outlined on the floor plan attached hereto as Exhibit “A” (the “Premises”), located in the La Apparel Mart at 112 West 9th Street. Los Angeles, California 90015 (the Building).

3. TERM

3.1 Term. The term of this Lease shall be for SIX MONTHS (6) commencing on SEPTEMBER 01, 2024 and ending on FEBRUARY 28, 2025 unless sooner terminated pursuant to any provision hereof.

3.2 Delay in Possession. Notwithstanding said commencement date, it for any reason Lessor cannot deliver possession of the Premises Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until  possession of the Premises is tendered to Lessee provided, however, that if Lessor shall not have delivered possession of the Premises within ninety (90) days from said commencement date, Lessee may, at Lessee’s option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, provided further, however. that if such written notice of Lessee is not received by Lessor within said ten (10) day period , Lessee ‘s right to cancel this Lease hereunder shall terminate and shall terminate and be of no further force or effect.

3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be Subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT

4.1 Base Rent. As rental for the demised premises Tenant agrees to pay Landlord the following sums:

	$1750.00	a month for the period commencing	SEPTEMBER 01, 2024	and ending	FEBRUARY 28, 2025
$		a month for the period commencing		and ending
$		a month for the period commencing		and ending
$		a month for the period commencing		and ending

Tenant agrees that all rental due and payable without notice hereunder shall be paid at the management office of the Landlord at 112 West 9th Street Suite # 1200, Los Angeles, California, or such other place as Landlord shall, from time to time, designate. Tenant agrees that the rental hereinabove provided shall be due and payable on the first day of each month during the term of this Lease and Landlord may charge: late fee of ten percent (10%) on any payment of any rent of other charges which are not paid within five (5) days from due date in addition to interest thereon. Landlord may apply any monies received from Tenant to interest or to any other amounts due from Tenant, or to rent, at Landlord’s discretion.

4.2 Consumer Price Index Adjustment. The monthly base rent shall be adjusted annually as of January 1 (“annual adjustment date”) upward, but not downward, as follows: The adjustment shall be calculated by referring (a) to the index figure for the month of November of the year immediately preceding the year in which this Lease is executed (“base month”) and (b) the index figure for the month of November preceding the annual adjustment date (“adjustment month”) as shown in the Consumer Price index., All Urban Consumers, for the Los Angeles-Anaheim-Riverside area, as published by the Bureau of Labor Statistics of the United States Department of Labor (“CPI”) based on the period 1982-84. If the index figure for the applicable adjustment month is higher than the index figure for the base month, said monthly base rent shall be increased, effective as of January 1 following the adjustment month, by the same percentage as the percentage increase of the CPI. If the 1982-84 base of the CPI is changed, the 1982-84 base shall be converted to the new base in accordance with the tables issued by said Bureau, and the base as so converted shall be used. If the CPI is discontinued or the 1982-84 base cannot be so converted, Lessor in its sole discretion shall select an alternative index to adjust the monthly base rent to reflect the increase in the price of goods and services.

4.3 Direct Costs. If, in any year during the term of this Lease, the “direct costs” (as hereinafter defined) paid or incurred by Lessor shall be higher than such costs for the year prior to the year in which this Lease was executed (the “Comparison Year”), the rent payable by Lessee for each year subsequent to the Comparison Year shall be increased by “Lessee’s proportionate Share” of such increased costs. Lessee’s Proportionate Share expressed as a percentage is 0.00320%. If this Lease commences or terminates on any date other than the first or last day of the year, the amount of increase in rent payable by Lessee during the year in which this Lease commences and/or terminates shall be prorated.

(a) As used herein the term “direct costs” shall mean the sum of Taxes and Operating Costs:

(1) The term “Taxes” shall mean all real property taxes (including increases in real property taxes caused by reappraisals that are the result of changes in the ownership of Lessor’s interest) and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority or political subdivision thereof during any calendar year of the term hereof with respect to the Building and the land on which the Building is located and any improvements, fixtures. and equipment and all other property of Lessor, real or personal, used in connection with the operation of the Building, sidewalks and exterior landscaped areas (computed as it paid in permitted installments regardless of whether actuall y so paid) and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes, and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Lessor’s business of leasing the premises. or other parts of the Building, but shall not include any federal or state income tax, or any franchise capital stock, estate or inheritance taxes. All assessments, taxes, fees, levies and charges imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance. refuse removal and other public services generally provided without charge to owners or occupants prior to the adoption of Proposition 13 by the voters of the State of California in the June 1978 election, also shall be deemed included within the definition of “taxes” for the purposes of this Lease.

Initials:
OFFICE LEASE

(2) The term “Operating Costs” shall mean the sum of all expenses paid or incurred by lessor during any calendar year of the term hereof in connection with the operation, maintenance, insurance, management and repair of the Building, including both interior and exterior landscaped areas, and sidewalks; provided, however. that the term “Operating Costs” shall not include operating expenses for the costs of special services rendered to lessees (including Lessee) for which a special charge is made hereunder, any costs of preparation or leasing of space for new lessees in the Building or any costs borne directly by Lessee under this Lease. By way of example, Operating Costs shall include without limitation; all expenses paid or incurred by Lessor during any calendar year of the term hereof for electricity, water, gas and sewers, and similar utilities services in connection with the operation of the Building. and for utility taxes, charges or other similar impositions paid or incurred by Lessor in connection therewith; maintenance and repair of HVAC, electrical and plumbing; maintenance and operation of guard service or security devices which Lessor, in Lessor’s sale aid absolute discretion, elects to use or install from time to time; salaries, wages, bonuses, medical, surgical and general welfare benefits and pension payments, payroll taxes, workmen’s compensation, uniforms, and dry cleaning thereof for employees engaged in the operation, maintenance, and repair of the Building. and both interior and adjacent landscaped areas, the cost of all premiums for property damage, liability, earthquake, rental replacement, and all other types of insurance for the whole or any part of the real property of which the Premises are a part , (including interior and exterior landscaped areas) and which Lessor, in its sole and absolute discretion determines to carry, and in amounts to be determined by Lessor in its sole and absolute discretion, the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance, and service, contracts and other services with independent contractors, including building managers, the salaries of any off-Premises employees of the Lessor of the salaries of employees of any building management organization being paid a fee for its services, the cost of periodic maintenance and restoration of Building surfaces, including paint, floor and wall covering, and other surface materials on the exterior of the Building and in both interior and exterior common areas (including atriums): and the cost of all professional services and management fees. Operating costs shall not include costs required to be capitalized for federal income tax purposes; provided , however, that if Lessor installs equipment or materials or makes other capital improvements to the Building, or interior or exterior landscaped areas, which are designed or intended to reduce Operating Costs or to improve the operation of the Building, the interior or exterior landscaped areas, or are required to comply with present or anticipated energy conservation programs, or are required pursuant to any future law of regulation of any governmental entity , the cost of such installation, or allocable portion thereof to be amortized over such reasonable period as Lessor shall determine, in its sole and absolute discretion, together with interest at the maximum rate provided by law, or such higher rate as was actually paid or would have been paid by Lessor on funds borrowed for the purpose of constructing such capital improvements, shall be considered Operating Costs. Operating Costs shall not include either, interest or amortization paid in connection with any loan or loans secured by the real property of which the Premises are a part.

(b) Direct Costs shall be determined, and Lessee’s Proportionate Share thereof shall be paid, as follows:

(1) At any time after the end of each lease year (the “Adjustment year”), Lessor shall endeavor to furnish to Lessee a written statement showing Lessor’s direct costs for the Comparison Year and for the Adjustment Year, and showing the amount , if any additional rent due from Lessee for such Adjustment Year. Lessee shall make such payment within 10 calendar days from receipt of the statement.

(2) Lessor may, at its sale discretion, elect to increase the monthly rent for the year following the Adjustment Year by one-twelfth (1/12) of the rental adjustment for the year following the Adjustment Year, multiplied by the number of rental payment dates having already elapsed for said year. Subsequent monthly rental payments shall be increased by one-twelfth (1/12) of the rental adjustment for said present year, if Lessor determines that the monthly amounts paid by Lessee under this paragraph are less than the actual amount of operating expenses, then Lessee shall upon ten (10) days written notice, pay the difference to Lessor, if Lessor determines that the monthly amounts paid by Lessee under this paragraph are more than the actual amount of operating expenses, then Lessor shall give Lessee a credit for the excess which shall be applied to the additional rent for the following year.

(3) The annual determination and statement of said direct costs shall be prepared in accordance with standard, accepted accounting practices. If Lessee does not deliver to Lessor a written objection within ten (10) calendar days after receipt of Lessor’s written statement showing the Direct Costs. It shall be conclusively presumed that Lessor’s written statement is correct, that Lessee approves same and it shall not be subject to further inquiry. If there is a dispute as to any additional rent due hereunder, Lessee shall have the right to inspect Lessor’s accounting records at a time and place selected by Lessor in its sole and absolute discretion, provided Lessee pays for all costs and expenses incurred in such inspection. If after such inspection Lessee still disputes such additional rental, a certification as to the proper amount shall be made by a certified public accountant, selected by Lessor at its sole and absolute discretion, which certification shall be final and conclusive. Lessor shall have no obligation to cause such certification to be made unless Lessee pre-pays to Lessor the estimated cost therefore. Lessee shall pay the cost of such certification unless it is determined that Lessor’s original statement was in error by more than ten percent (10%) of the proposed additional rent charge. Within ten (10) calendar days after such resolution, Lessee shall pay the additional rent, plus all charges set forth in paragraph 13.4 of this Lease.

(c) Failure to give any statement hereinabove referred to within a reasonable time after the Adjustment year shall not constitute a waiver by Lessor of its rights to require an increase in rent

4.4 Additional Rent. All costs and expenses which Lessee is required to pay to Lessor pursuant to this Lease, including but not limited to those amounts set forth in paragraphs 8.1, 11.3, 13.4 and 13.5 shall be deemed additional rent, and in the event of nonpayment thereof, Lessor shall have the rights and remedies herein provided for in the case of nonpayment of rent.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $ 3500.00 as security for Lessee’s faithful performance of Lessee’s obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee’s failure to do so shall be a material breach of this Lease .. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use , to Lessee (or, at Lessor’s option, to the last assignee, if any, of lessee’s interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and lessee with respect to said Security Deposit.

6. USE.

6.1 USE. The Premises shall be used and occupied only for _____________STUDIO/OFFICE _____________________________________________________________________________________________and for no other purpose whatsoever. Failure to comply with this provision shall be a material breach of the Lease.

6.2 Compliance with Law.

(a) Lessee shall, at Lessee’s expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term of any part of the term hereof , regulating the use by Lessee of the Premises. Lessee shall not use or permit the uses of the Premises in any manner that will tend to create waste or a nuisance, or shall tend to disturb other Lessees.

(b) Lessee hereby warrants that it has all necessary licenses and perm its, as required by all governmental authorities, to carry on its business. Upon Lessor’s request, Lessee shall provide copies of all such licenses, permits and renewals thereof. Lessee at Lessee’s sole cost shall faithfully and strictly comply with all laws, orders and regulations of governmental authorities having jurisdiction over the Premises, shall pay all license fees and sales taxes applicable to the operation of Lessee’s business.

6.3 Condition of Premises. Lessee hereby agrees that the Premises shall be taken “as is”, “with all faults “, “without any representations or warranties”, and Lessee here by agrees and warrants that it has inspected the condition of the Premises and the suitability of same for Lessee’s purposes, and Lessee does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Building or the suitability of same for Lessee’s purposes . Lessee acknowledges that neither Lessor nor any agent nor any employee of Lessor has made any representations or warranty with respect to the Premises, the size there of, or the Building or with respect to the suitability of either for the conduct of Lessee’s business. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in satisfactory condition. Lessee hereby waives Section 1941 and 1942 of the Civil Code of California or any successor provision of law.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

7.1 Lessor’s Obligations. Subject to the provisions of paragraphs 6, 7.2, and 9 and except for damage caused by any negligent or intentional act or omission of lessee, Lessee’s agents , employees , or invitees (in which event Lessor shall elect either to have Lessee repair the damage incompliance with the provisions of paragraph 7.3, or Lessor may choose to repair the damage and charge Lessee for the cost of same, which shall become additional rent hereunder, or Lessor may require that Lessee pay for the cost of such work before Lessor commences to perform the work) Lessor, at Lessor’s expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this paragraph 7.1 until reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at lessor’s expense or to terminate this Lease because of Lessor’s failure to keep the Premises in good order, condition and repair .Lessee is aware of the fact that Lessor may, from time to time, at its sole discretion, remodel, perform Lessee improvements or other construction work to the building. Such work will cause noise, inconvenience, dust. possibly temporary disconnect ion of utilities, including electricity, water and telephones, interruption of security services and blocking off of areas of the Building to permit construction Lessee acknowledges that such work may cause interference with lessee’s business and inconvenience to Lessee, its customers and employees . Lessee waives any and claims that Lessee may have against Lessor arising from any such construction work, including any claim of constructive eviction or claim of offset against or reduction of rent because of such activities.

Initials:
OFFICE LEASE

7.2 lessee’s Obligations.

(a) Subject to the provisions of paragraph s 6, 7.1, and 9. Lessee, Lessee’s expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain at lessee’s expense, an air conditioning system maintenance contract. a copy of which shall be provided to lessor within 30 days after Lessee takes possession of the Premises) ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises.

(b) If lessee fails to perform Lessee’s obligations under this paragraph 7.2 or under any other paragraph of this Lease, lessor may at Lessor’s option enter upon the Premises after one () day prior written notice to Lessee (exception the case of emergency, in which case no notice shall be required), Perform such obligations on Lessee’s behalf and put the premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to lessor together with Lessee’s next rental installment.

(c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris, Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, and plumbing on the Premises in good operating condition.

7.3 Alterations and Additions.

(a) Lessee shall not, without Lessor’s prior written consent, which consent shall be at Lessor’s sole discretion, make any alterations, improvements additions, or Utility Installations in, on or about the premises As used in this paragraph 7.3 the term “Utility Installation” shall mean carpeting, window coverings, airlines, power panels, electrical distributions systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements. additions or Utility Installations at the expiration of the term, and restore the premises to their prior condition Lessor may require lessee to provide Lessor, at Lessee’s sole cost and expense, a lien and completion bond liens an amount equal to one and one half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic’s and materialmen’s and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, lessor may require that Lessee remove any or all of the same, or Lessor may remove same and Lessee shall pay the cost of such removal as additional rent

(b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor, in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon (i) Lessee acquiring a permit to do the work from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by lessee of all conditions of said permit in a prompt and expeditious manner; (ii) All contractors used by Lessee shall be licensed and bonded; (iii) All contractors must carry workmen s compensation insurance; (iv) All work must be done in a workman like manner, using new materials; (v) Lessee shall carry course of construction insurance, at Lessee’s sole cost: (vi) Copies of lien releases shall be provided to lessor upon completion of each stage of the work.

(c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics’ or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If lessee shall, in good faith, contest the validity of any such lien, claim or demand the Lessee shall, at its sale expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the premises, upon the condition that if Lessor shall require. Lessee shall furnish to lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, lessor may require Lessee to pay Lessor’s attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so. Said costs and attorney’s fees shall be deemed additional rent hereunder.

(d) Unless Lessor requires their removal, as set forth in paragraph 7, 3(03), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may he made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph 7.3(d), Lessee’s machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee Subject to the provisions of paragraph 72(c)

8. INSURANCE; INDEMNITY.

8.1 Liability Insurance, Lessee, Lessee shall, at lessee’s expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premise s and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 per occurrence The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

8.2 Personal Property Insurance. Lessee shall during this lease, term at its sole expense, maintain in full force “all risk” insurance in an amount sufficient to cover the full replacement cost of (a) all of Lessee’s fixtures and equipment located in the Premises, and (b) all merchandise and inventory of Lessee or third parties kept at the Premises. This insurance coverage shall include, without limitation, stock inventory coverage, coverage against sprinkler damage and vandalism and malicious mischief and coverage for all plate or other glass in the Premises

8.3 Liability Insurance - Lessor. Lessor may, but shall not be obligated to, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance. Insuring Lessor, but not Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.

8.4 Property Insurance. Lessor may, but shall not be obligated to, obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the premises, but not Lessee’s fixtures, equipment or Lessee improvements in an amount to be determined by Lessor in its sole and absolute discretion, providing protection against all perils included within tile classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake, special extended perils “all risk”, as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor may, but shall not be obligated to, obtain and keep in force, during the term of this Lease, a policy of rent all value insurance covering a period of one year, with loss payable to lessor, which insurance shall also cover all real estate taxes and insurance costs for said period

8.5 Insurance Policies. All policies of insurance required to be maintained by Lessee pursuant to this paragraph 8 shall expressly name Lessee as insured and shall include as additionally named assured or assured, the Lessor, and any other person, firm of corporation designated by Lessor and having an insurable interest there under, as their respective interests may appear. Each policy agreed to be maintained by Lessee hereunder shall be deemed to be primary and noncontributing with any policy of similar insurance maintained by Lessor. Each policy shall be written with an insurance carrier acceptable to Lessor. Lessee’s failure to maintain any insurance policy as required by this Lease shall be deemed to be a material default hereunder.

Initials:
OFFICE LEASE

8.6 Certificate of Insurance. A certificate issued by the insurance carrier or carriers for each policy at insurance required to be maintained by Lessee shall be delivered to lessor on or before the commencement date hereof, and thereafter, as to policy renewals, within thirty (30) days prior to expiration of the term of such policy. Each said certificate of insurance and each policy of insurance required to be maintained by Lessee shall expressly evidence insurance coverage as required under this Lease, including an express waiver of subrogation if applicable, and shall contain an endorsement or provisions requiring not less than ten (10) days written notice to the Lessor prior to cancellation or reduction of coverage or amount at the particular policy in question.

8.7 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perlis occur in, on or about the Premises. Whether due to the negligence of Lessor of Lessee or their agents, employees, contractors and/or Invitees Lessee and lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.8 Indemnity. Lessee shall indemnity and hold harmless Lessor from and against any and all claims arising from Lessee’s use of the Premises, or from the conduct of Lessee’s business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere, or for Lessee’s failure to maintain insurance as required in this Lease, and shall further indemnity and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee’s part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee’s agents, contractors, or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee’s expense by counsel satisfactory to Lessor, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or Injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.9 Exemption of Lessor from liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee’s business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee’s employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee’s employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity. gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the premises or upon other portions of the Building, or from adjacent properties or other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, if any, of the Building.

9. DAMAGE OR DESTRUCTION.

9.1 Partial Destruction. If the Premises are damaged or partially destroyed through no fault or neglect of Lessee, lessor shall have the option of (a) repairing the Premises at Lessor’s cost, if such repairs can be completed Within one year, and In such event rent shall abate for the period said Premises are untenantable, or (b) terminate this Lease by written notice to Lessee within ninety (90) days after the occurrence of the damage of destruction. The term of this Lease shall expire three (3) days after mailing or delivery of said notice. If the Premises are damaged or partially destroyed through lessee’s fault or neglect, Lessee shall pay for the cost of repairing the Premises and the rent shall not be abated.

9.2 Total Destruction. If Premises or the Building is damaged or destroyed so as to be untenantable and lessor decides not to restore the Premises or the Building, Lessor may terminate this Lease by written notice to Lessee within 90 days after the occurrence of tile damage or destruction. The term of this Lease shall expire 3 days after mailing or delivery of said notice

9.3 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor, Lessor Shall, in addition, return to Lessee so much of Lessee’s security deposit as has not theretofore been applied by Lessor. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. PAYMENT OF TAXES.

10.1 Real property Taxes. Lessor shall pay the real property tax, as defined in paragraph 4.3.

10.2 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and another personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to lessee’s property.

11. BUILDING SERVICES.

11.1 Lessor To Provide. Provided that Lessee is not in default In the performance of any of its obligations hereunder Lessor shall provided the following building services during normal business hours:

(a) Cleaning and janitorial service in and about tile Premises. Lessee shall allow the cleaning service into the Premises al Lessee’s own risk. Lessor, Lessor’s agents and employees shall not be liable for (a) any injury to Lessee, lessee’s agents, employees or customers; or (b) any damage to or loss of property owned by lessee, Lessee’s agents, employees or customers, due to actions or inactions of the maintenance company.

(b) Subject to the rules and regulations of the building, furnish to the Premises electricity suitable for normal office use, Which is defined to be 110 volt service With a maximum of 1,8 watts per square foot of usable floor area for lighting and 0.5 warts per square foot of usable floor area for office machines (the “Maximum Wattage”) If Lessee requests electricity at voltages other than 110 volts or If Lessee consumes electricity in excess of the Maximum Wattage, Lessee shall pay Lessor for such additional electricity at the then current rates. Lessee agrees not to connect any apparatus of device to the lines, conduits, pipes or other means by which electrical service is supplied to the Premises without Lessor’s prior written consent Lessee shall pay for extra service installation, including his own electric meter and all plugs and switches. Said installation shall be done only by a licensed electrician, and only with Lessor’s prior written approval. Said electric meter will be read and billed monthly and will be included on Lessee’s monthly rental statement, as additional rent.

(c) Building standard electrical current, fixtures bulbs and equipment for lighting of the Building lobbies, public corridors, public elevators, and other public machinery and equipment during standard business hours as defined below. Lessor shall relamp and maintain Building standard lighting fixtures in tile Premises . Lessor shall not have any obligations to relamp and maintain non-Building Standard lighting fixtures even If originally installed at Lessor’s expense.

11.2 Business Hours. As of the execution of this lease, the standard business hours are 8:00 A M. to 7:00 PM. on non-holiday weekdays and Saturdays. These hours are Subject to change at the sole discretion of Lessor. Lessor shall be the sole judge as to the character, the amount of, and the time when such services shall be supplied.

11.3 Interruption of Services. It is understood that lessor does not warrant that any of the services referred to above or any other services which Lessor may supply Will be free from interruption or diminution, and Lessee acknowledges that any one or more of such services may be interrupted or diminished by reason of accident for repairs , alterations or improvements necessary to be made, or by strikes or lockouts , by reason of operation of law, by acts of God, or by any other causes beyond the reasonable control of Lessor. Any such interruption or diminution of service shall never be deemed an eviction of disturbance of Lessee’s use and possession of Premises or any part thereof, or render lessor liable to Lessee for damages, by abatement of rent or otherwise, or relieve lessee from performance of Lessee’s obligations under this lease. Notwithstanding anything in this Section to the contrary. Lessor shall use Its best efforts to minimize such interruption or diminution.

Initials:
OFFICE LEASE

12. ASSIGNMENT AND SUBLETTING.

12.1 Lessor’s Consent Required. Lessee shall not either voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee’s interest in this lease or in the Premises, without Lessor’s prior written consent, which consent shall be 211 Lessor sole and absolute discretion. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material breach of this Lease. If Lessee is a corporation, the transfer of more than twenty-five percent (25%) of the voting stock shall be a violation of this Section. If Lessee is a partnership, the transfer of more than twenty-five percent (25%) of the partnership interest shall be a violation of this Section.

12.2 No Release of Lessee. Regardless of Lessor’s consent, no subletting or assignment shall release Lessee of Lessee’s obligation or after the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any Subsequent assignment or subletting. If any assignee or successor of Lessee, defaults in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said successor or assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12.3 Attorney’s Fees. If Lessee shall assign or sublet tile Premises or request the consent of lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor’s reasonable attorneys fees incurred in connection therewith, as additional rent.

13. DEFAULTS; REMEDIES.

13.1 Defaults. The occurrence of anyone or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a) The vacating or abandonment of the Premises by lessee.

(b) Lessee’s failure to make any payment of rent or any other payment required to be made by lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent of Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

(c) Lessee’s failure to observe or perform any of the conditions or provisions of this Lease to be observed or performed by lessee, other than described in paragraph (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. (d) (I) The making by Lessee of any general arrangement or assignment for the benefit of creditors: (ii) Lessee becomes a “debtor” as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within thirty (30) days: or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this paragraph 13.1

(d) is contrary to any applicable law, such provision shall be of no force or effect. (e) Lessor’s discovery that any financial statement given to Lessor by lessee, any assignee of Lessee, any sub lessee of Lessee, any successor in interest of Lessee, or any guarantor of Lessee’s obligation hereunder, was materially false.

13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any lime thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

(a) Terminate lessee’s right to possession of the premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to lessor, In such event Lessor shall be entitled to recover from lessee all damages incurred by lessor by reason of Lessee’s default including, but not limited to, the cost of recovering possession of the premises; expenses of reletting, including necessary renovation and alteration of the premises, reasonable attorney’s fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by lessor applicable to the unexpired term of this Lease.

(b) Maintain Lessee’s right to possession in which case this lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder,

(c) Pursue any other remedy now or hereafter available to lessor under the law or judicial decisions of the slate wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3 Default By Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time; however. if the nature of lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on lessor by the terms of any mortgage or trust deed covering the Premises Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by lessor or Lessor’s designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, lessee shall pay to Lessor a late charge equal 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by lessor shall be in no event constitute a waiver of Lessee’s default with respect to such overdue amount, not prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this lease to the contrary.

13.5 Interest On Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by lessee.

13.6 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent of any other monetary obligation of Lessee under the terms of this lease, Lessee shall pay to lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for Lessee’s share of the costs set forth In Section 4.3. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of lessor and shall not bear interest in the event of a default in the obligations of Lessee to perform under this Lease, and then any balance remaining from funds paid to lessor under the provisions of this paragraph may, at the option of Lessor. be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. CONDEMNATION. If the entire Premises be condemned for a public or quasi-public use by right of eminent domain or transferred by agreement in connection with such public or quasi-public use, this Lease shall terminate as of the date title shall vest in the condemnor, If any portion of the Premises or the Building (even though no part of the Premises) be so taken, Lessor shall have the option to terminate this Lease as of the date title shall vest in the condemnor. All compensation awarded upon any condemnation or taking shall belong and be paid to lessor, and Lessee shall have no claim thereto, except for such moving and relocation expenses as Lessee may be entitled by law.

Initials:
OFFICE LEASE

15. HAZARDOUS WASTE. As used herein, the term “Laws” mean any applicable federal, state or local laws, ordinances, or regulation, relating to any Hazardous Material affecting the Building, including, without limitation, the laws, ordinances, and regulation referred to in Section 15.3 above.

16. ESTOPPEL CERTIFICATE.

(a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect ) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee’s knowledge, any uncured defaults on the part of lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the premises.

(b) At Lessor’s option, Lessee’s failure to deliver such statement within said ten (10) days shall be a material breach of this Lease or shall be conclusive upon Lessee (I) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor’s performance, and (iii) that not more than one month’s rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years’ financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes here in set forth.

17. LESSOR’S LIABILITY. The term “Lessor” as used herein shall mean only the owner or owners at the time in question of the fee title to the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grant or at the time of such transfer, in which lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by lessor shall, subject as aforesaid, be binding on lessor’s successors and assigns only during their respective period s of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. RELOCATION. Lessor shall have the right at any time during the term hereof, upon giving lessee not less than sixty (60) days prior written notice, to provide and furnish lessee with space elsewhere in the Building of approximately the same rentable area as the Premises and remove and place lessee in such space, and Lessor shall pay Five Hundred Dollars ($500) to lessee for such relocation. Should Lessee refuse to permit Lessor to move lessee to such new space at the end of said sixty (60) day period, lessor shall have the right to cancel and terminate this Lease effective upon the expiration of the sixty (60) day notice period. If lessor moves lessee to such new space, this Lease shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the “Premises” as though lessor and lessee had entered into an express written amendment of this Lease with respect thereto.

20. TIME OF ESSENCE. Time is of the essence in this Lease.

21. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest al the time of the modification.

22. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, return receipt requested, and if given personally or by mail, shall be deemed sufficiently given if addressed to lessee or to lessor at the address noted below the signature of the respective parties, as the case may be. Either party may be notice to the other specify a different address for notice purposes except that upon lessee’s taking possession of the Premises , the Premises shall constitute Lessee ‘s address for notice purposes. A copy of all notices required or permitted to be given to lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as lessor may from time to time here after designate by notice to lessee.

23. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or any subsequent breach by lessee of the same or any other provision, Lessor’s consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of lessor’s consent to or approval of any subsequent act by lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by lessee of any provision hereof , other than the failure of lessee to pay the particular rent so accepted, regard less of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

24. RECORDING. Recording of this lease by lessee shall be a non-curable breach of the lease.

25. HOLDING OVER. If Lessee. with lessor’s written consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month only, upon all the provisions herein applicable to month to month Lessees, and such holding over shall not constitute an extension of this lease. During such holding over, lessee shall pay a monthly rental equal to two hundred percent (200%) of the rent paid during the last month of the term of this Lease. All options and right s of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

26. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive nut shall, wherever possible, be cumulative with all another remedies at law or in equity.

27. COVENANTS AND CONDITIONS. Each provision of this Lease performable by lessee shall be deemed both a covenant and a condition.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by lessee and subject to the provisions of paragraph 17, this lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be ·governed by the laws of the State wherein the Premises are located.

29. SUBORDINATION.

29.1 This Lease, at lessor’s option, shall be subordinate to any mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, lessee’s right to quiet possess ion of the Premises shall not be disturbed if lessee is not in default and so long as lessee shall pay the rent and observe and perform all of the provisions of this Lease. Unless this lease is otherwise terminated pursuant to its terms. It any mortgagee, or trustee shall elect to have this Lease prior to the Lien of its mortgage or deed of trust, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or the date of recording thereof.

29.2 Lessee agrees to execute any documents required to effectuate an attornment, subordination or to make this lease prior to the lien of any mortgage or deed of trust. Lessee’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by lessee hereunder, or, all Lessor’s option, Lessor shall execute such documents on behalf of Lessee as Lessee’s attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint lessor as lessee’s attorney-in -fact and in Lessee’s name, place and stead, to execute such documents in accordance With this paragraph 29.2.

30. ATTORNEY’S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney’s fees to be paid by the losing party as fixed by the court.

31. LESSOR’S ACCESS. lessor and lessor’s agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations , repairs, improvements or additions to the Premises or to the building of which they are a part as lessor may deem necessary or desirable, lessor may at any time place on or about the Premises any “For Sale” or “For Lease” signs, all without rebate of rent or liability to lessee.

32. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained lessor’s prior written consent. Notwithstanding anything to the contrary in this lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

Initials:
OFFICE LEASE

33. SIGNS. Lessee shall not place any sign upon the Premises without lessor’s prior written consent.

34. MERGER. The voluntary or other surrender of this l ease by lessee, or a mutual cancellation thereof, or a termination by lessor, shall not work a merger, and shall, at the option of lessor, terminated all or any existing sub tenancies or may, at the option of Lessor, operate as an assignment to lessor of any or all of such sub tenancies.

35. GUARANTOR. In the event that there is a guarantor of this lease, said guarantor shall have the same obligations as lessee under this lease.

36. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder , Lessee shall have quiet possession of the Premises for the entire term here of subject to all of the provisions of this Lease. The individuals executing this lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding and ownership interest in the Premises.

37. OPTIONS.

37.1 Definition. As used in this paragraph the word “Options” shall mean the right or option to extend the term of this Lease or to renew this Lease

37.2 Options Personal. Each Option granted to Lessee in this Lease is personal to lessee and may not be exercised or be assigned, voluntarily of involuntarily, by or to any person or entity other than Lessee. The Options herein granted to Lessee are not assignable separate and apart from this lease.

37.3 Multiple Options. In the event that lessee has any multiple options to extend or renew this lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

37.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (1) during the time commencing from the date Lessor gives to lessee a notice of default pursuant to paragraph 13,1 (b) or 13.1 (c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1 (a), 13,1 (d), or 13 1 (e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to lessee three or more notices of default under paragraph 13.1 (b), where a late charge becomes payable under paragraph 13.4 for each of such defaults. or paragraph 13.t (c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intend s to exercise the subject Option.

(b) The Period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the pro visions of paragraph 37,4 (a)

(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding lessee’s due and timely exercise of the Option, if , alter such exercise and during the term of this lease, (I) Lessee fails to pay to lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of lessor to give notice thereof to Lessee) , or (ii) ‘Lessee fails to commence to cure a default specified in paragraph 13.1 (c) within thirty (30) days after the date that lessor gives notice to lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13, (a), 1 (d), or 13.1 (e) (without necessity of Less or to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1 (b), where a late charge becomes payable under paragraph 13.4 for each default, or paragraph 13.1 (c), whether or not the default are cured.

38. MULTIPLE TENANT BUILDING. As the Premises are a part of a larger building, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safely, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and Lessees of the building. The violations of any such rules and regulations shall be deemed a material breach of this lease by Lessee.

39. SECURITY INTEREST. As security for Lessee’s performance of the provisions of this Lease, Lessee grants to Lessor a security interest in all personal property, inventory, fixtures, furnishings and trade fixtures that are located at the Premises (“collateral”). The security interest created by this agreement also covers all replacements, substitutions, additions and accessions to the collateral, any, proceeds of its sale or other disposition, and all property of the same character as that covered by this paragraph that lessee may later acquire at any time until Lessee has satisfied all of its obligations under the Lease.

40. AUTHORITY. If Lessee is a corporation, trust general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If lessee is a corporation, trust or partnership, Lessee shall, upon execution of this Lease, deliver to less or evidence of such authority satisfactory to lessor.

41. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or hand written provisions

42. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 43. through 43.3 which constitutes a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE, EACH TERM AND PROVISION CONTAINED HERE IN, THE RULES AND REGULATIONS, AND ANY OTHER ADDENDUMS ATTACHED HERETO, AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERE TO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TA X CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place and dates specified immediately adjacent to their respective signatures.

Executed at	LOS ANGELES, CALIFORNIA	LA APPAREL MART L.L.C.

On		Lessor
PRINT NAME
Address	112 WEST 9TH STREET STE#1200
SIGNATURE
	LOS ANGELES, CALIFORNIA 90015	Tel	213-683-8484
Executed at	LOS ANGELES, CALIFORNIA	Fax
On		Lessee Name
Address for notices	112 W. 9TH STREET#0515	Name	JAMES R. HART
LOS ANGELES, CALIF. 90015
SIGNATURE
Emergency Phone		Tel

Initials:
OFFICE LEASE

EXHIBIT "A"

MAIN STREET
NINTH STREET - ENTRANCE 112 w. 9TH

Typical Floor Plan

RIVES - STRONG BUILDING

Initials:
OFFICE LEASE

LA APPAREL MART

RULES AND REGULATIONS

The violations of any of these Rules and Regulations is a material breach of the Lease.

1. GOOD NEIGHBOR. Lessee for itself its agents and employees, agrees not to interfere with the quiet enjoyment of the other tenants of the Building and not to do or permit any act on or about the Premises which would constitute a nuisance. including, but not limited to, lodging, sleeping, bringing “food into the Premises, cooking, allowing objectionable odors to emanate from the Premises, damaging or defacing the Premises of the Building, or allowing loud or disturbing noises (including, but not limited to. Radios, televisions or other sound producing devices) that can be heard outside the Premises. Lessee shall not hang clothing or any other items in the Premises. No animals or vehicles shall be brought into or kept In the Premises or the Building. Lessee shall not keep or use any sewing machine in the Premises and shall not manufacture in the Premises.

2. USE. The Premises shall not be used for washing clothes or dishes, for lodging, or for any improper, objectionable or immoral purpose. Lessee shall not use or keep within the Premises or the Building, any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor, Lessee shall not use the Premises as a site for the supervision of children and children shall not be allowed in the public areas of the building unattended.

3. LESSEE REQUIREMENTS. The requirements of Lessees will be attended to only upon application to Lessor’s designated representative. Employees of Lessor shall not perform any work nor do anything outside their regular duties under special instructions from said representative, and no other employee shall admit any person (Lessee or otherwise) to any office without instructions from said representative.

4. ENTRY. On Sundays and legal holidays, and on non-holiday weekdays between the hours of 6:00 P.M. and 8:00 A.M, the following day, access may be denied to the building or to the halls, corridors, elevators of stairways in the Building or to the Premises unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is property identified, Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building or any person. In case of invasion , mob, riot, public excitement or other commotion, Lessor reserves the right to prevent access to the Building during the continuance of same by closing the doors or otherwise, for the safety of Lessees and protection of property in the building and the Building Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor of drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

5. USE OF COMMON AREAS. Lessee shall not obstruct the common areas, or use them for any purpose other than ingress and egress to or from Lessee’s Premises, nor shall windows or doors be covered or obstructed in any way. Lessee shall keep the sidewalks, entrances passages, courts, lobby area, public corridors, and halls in and about the Building (here in after “Common Areas”) clean and free from rubbish.

6. CONTROL OF COMMON AREAS. Lessor shall have the right to control and operate the Common Areas of the building, the public facilities thereof and heating and air conditioning, as well as facilities furnished for the common use of all lessees, in such manner as it deems best for the benefit of the lessees generally.

7. NO SOLICITATIONS. Lessee shall not disturb, solicit or canvass any occupant of the Building and shall cooperate to prevent same.

8. BUILDING NAME. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and street address of the building of which the Premises are part.

9. BUILDING DIRECTORY. Lessor shall have the sole control of the Building directory in the lobby of tile Building and only such names as have been approved by Lessor will be placed thereon . Lessee shall be entitled to no more than one space on the building directory.

10. ENTRANCE DOORS. All entrance doors to the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal Ingress to and egress from the Premises.

11. DOOLOCKS. No additional lock or locks shall be placed by Lessee on any door in the Building unless written consent of lessor shall first have been obtained. Two keys will be furnished by Lessor for every entry door. Additional keys required must be obtained from Lessor at Lessee’s expense. All keys shall be surrendered to lessor upon termination of tenancy. No cameras shall be installed in Common areas.

12. FLOOR LOADS. Lessee shall not overload the floor of the Premises or in any way deface the premises or any part thereof. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to property distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

13. EQUIPMENT INSTALLATION. No vending machines, computers, drinking fountains, appliances or machines of any description shall be installed. Maintained or operated within the Premises without the written consent of Lessor.

14. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and in tile absence thereof. Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by Lessor: Lessee shall not place anything or allow anything to be placed near glass of any window, door, partition or wall which may appear unsightly from outside the Premises. Lessee shall not without prior written consent of Lessor, sunscreen any windows.

15. JANITORIAL. Lessee shall not employ any person or persons other than those provided by Lessor for the purpose of cleaning the Premises without the consent of Lessor. Lessor shall not be responsible to any lessee for any loss of property form the premises, however occurring, or for any damage done to the effects of any lessee by the janitor or any Of Lessor’s employees, or by any other person. Janitorial service will not include the cleaning of carpets, rugs or draperies.

16. PERSONAL PROPERTY. Lessee shall move all freight, supplies, furniture, fixtures and other personal property into, within and out of the Building only at such times and through such entrances as may be designated by Lessor, and such movement of such items shall be under the suppression of Lessor Lessee shall give Lessor 48 hours prior notice of its intention to move such items into or out of the building. Lessor reserves the right to inspect all such freight, supplies, furniture, fixtures and other personal property to be brought in the Building and to exclude from the building such objects which violate any of the provisions of the Lease. Lessee shall not move or install such objects in or about the Building in such a fashion as to unreasonably obstruct the activities of other tenants, and all such moving shall be at the sole expense, risk and responsibility of Lessee. Lessee shall not use in the delivery, receipt or other movement of freight , supplies, furniture, fixtures and other personal property to, from or within the Building, any hand trucks other than those equipped with rubber tires and side guards.

17. TRASH. Lessee shall remove all trash, refuse, cigarettes and garbage bags (“Trash”) from the Premises at the end of each day. No Trash shall be left in the premises overnight. Lessee shall not deposit any Trash or other substances of any king within or out of the building. Except in the refuse containers provided therefore, Lessee shall not introduce into the Building any substance which might add an, undue burden to the cleaning or maintenance of the premises or the building.

18. PLUMBING. Lessee shall not use the washrooms, restrooms and plumbing fixtures of the Building for any purpose other than that for which they were constructed, and Lessee shall not deposit any sweepings, rubbish, rags or other Improper substances therein. Lessee shall not waste water by interfering of tampering with the faucets or otherwise. If Lessee or Lessee’s agents, employees, contractors, licensees, invitees, guests or customers cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Lessee’s expense, and lessor shall not be responsible therefore.

19. WIRING. Lessor will direct contractors and vendors as to where and how computer equipment, electrical and telephone wires, etc., of every kind are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

20. COMPLIANCE. Lessor shall exercise reasonable care in causing compliance with these Rules and Regulations by other lessees and invitees of the Building but shall not be responsible for the failure of such lessees or invitees to abide by these Rules and Regulations. Failure to comply with any provision of the following Rules and Reputations shall be deemed to be a material, non-curable breach of the Lease.

21. RULES AND REGULATIONS. Lessor reserves the right to make such other and further rules and reputations as in its judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good Order in the Building. In the event of any conflict between these Rules and Regulation, or any further or modified rules and regulations from time to time issued by lessor, and the Lease provisions, the Lease provisions shall govern and control.

Initials:
OFFICE LEASE

GUARANTY OF LEASE

WHEREAS, L.A. APPAREL MART, hereinafter “Lessor”, and,__________________________________________ , hereinafter “Lessee”, are about to execute a document entitled “Lease” dated ______________________________________ concerning the premises commonly known as 112 WEST 9TH STREET, SUITE # wherein Lessor will lease the premises to Lease, and

WHEREAS, _________________________________________________________________hereinafter “Guarantors” have a financial interest in Lessee, and

WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

NOW THEREFORE, in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rents and all other sums payable by Lessee under said Lease and the faithful an prompt performance by Lessee of each and every one of the terms, conditions and convenience of said Lease to be kept and performed by Lessee.

It is specifically agreed that the terms of the foregoing Lease may be modified by agreement between Lessor and Lessee, or by a course on conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice of Guarantor’s and that this Guaranty shall guarantee the performance of said Lease as so modified.

This Guaranty shall not be released , modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed immediately against Lessee and/or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee under the terms of the Lease or at law in equity.

Lessor shall have the right to proceed against Guarantors hereunder following and breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

Guarantors do hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest. (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Lease, (d) any right require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default, any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided shall be deemed to also require the Guarantors hereunder to do and provide the same.

The term “Lessor” refers to and means the Lessee named in the Lease and also Lessor’s successors and assigns. So long Lessor’s interest in the Lease, the leased premises or the rents, issues and profits therefrom, are subject to any to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor’s interest shall effect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and affect for the benefit of the mortgage, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.

The term “Lessee” refers to and means Lessee named in the Lease and also Lessee’s successors and assigns. In event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder , the unsuccessful party in such act ion shall pay to the prevailing party therein a reasonable attorney’s fee which shall be fixed by the court.

If this Form has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the Los Angeles Apparel Mart L.L.C. , the employees as to legal sufficiency, legal effect, or tax consequences of this, Form or the transaction relating thereof.

Executed at	LOS ANGELES, CALIFORNIA

On

Address	112 WEST 9TH STREET SUITE #	“GUARANTORS”

LOS ANGELES, CA 90015

Initials:
OFFICE LEASE

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